Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents [abstract]
Cash and Cash Equivalents	Cash and Cash Equivalents

	As of December 31,
(In thousands)	2022	2023
Cash at bank
- USD deposits	$50,739	$10,767
- RMB deposits	9,169	15,614
- Australian Dollar deposit	734	1,309
Cash equivalents[i]	18,368	78,317
	$79,010	$106,007
(i)Due to their high liquidity, investments in money market funds and short-term investments, with original maturities of 90 days or less and subject to insignificant risk of changes in value, are classified as cash equivalents. Accordingly, these cash equivalents are recorded at their fair value, with their changes in fair value reflected in profit or loss (see Note 18(b)).
Cash equivalents denominated in USD are held with banks in the U.S.
Cash at bank located in the PRC earns interest at floating rates based on daily bank deposit rates, while deposits in banks outside the PRC are placed in sweep accounts that earn annualized yields up to 4.2%.
Cash at banks denominated in RMB are deposited with banks in the PRC. The conversion of these RMB-denominated balances into foreign currencies and the remittance of funds out of China are subject to the rules and regulations of foreign exchange control promulgated by the PRC Government.